UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 1, 2004

Skechers U.S.A., Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-14429	95-4376145

(Commission File Number)	(IRS Employer Identification No.)

228 Manhattan Beach Blvd., Manhattan Beach, California	90266

(Address of Principal Executive Offices)	(Zip Code)

(310) 318-3100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
SIGNATURES

Item 8.01 Other Events

On September 1, 2004, pursuant to a purchase agreement entered into on July 27, 2004, Skechers U.S.A., Inc. (the “Company”) consummated the purchase of its corporate headquarters and administrative offices located at 228 Manhattan Beach Boulevard, Manhattan Beach, California. The Company paid $11.0 million cash for the property, which consists of a 3-story building of approximately 28,000 square feet.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKECHERS U.S.A., INC.
Date: September 3, 2004
	By:	/s/ Philip G. Paccione
		Name: Title:	Philip G. Paccione General Counsel, Executive Vice President, Business Affairs, and Corporate Secretary